UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2023
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way
Round Rock,	Texas	78682
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described under Item 5.07 of this report, on June 20, 2023, the stockholders of Dell Technologies Inc. (the “Company”) voted at the Company’s 2023 annual meeting of stockholders (the “2023 annual meeting”) to approve the Dell Technologies Inc. 2023 Stock Incentive Plan (the “plan”).

The Company’s Board of Directors approved the plan, subject to stockholder approval at the 2023 annual meeting, on April 18, 2023. The plan became effective at the time of stockholder approval.

Under the plan, the Company is authorized to make a variety of stock-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units and dividend equivalent rights, and cash-denominated awards. There are available for issuance under the plan, subject to adjustment under the plan, 50,000,000 shares of the Company’s Class C common stock, par value $0.01 per share (the “Class C common stock”), plus (i) the number of shares of Class C common stock that remained available for future grants under the Dell Technologies Inc. 2013 Stock Incentive Plan (the “prior plan”) as of the effective date of the plan and (ii) the number of shares subject to stock awards outstanding under the prior plan as of the effective date of the plan that subsequently expire or terminate prior to exercise or settlement and would again become available under the prior plan.

A copy of the plan is filed as Exhibit 10.1 to this report and is incorporated by reference in this Item 5.02. The material terms of the plan are described in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting filed with the Securities and Exchange Commission on May 10, 2023 (the “2023 proxy statement”).

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)  On June 20, 2023, the Company held its 2023 annual meeting of stockholders. At the 2023 annual meeting, the Company’s stockholders voted on five proposals. The proposals are described in the 2023 proxy statement.

(b)  As of the record date for the 2023 annual meeting, an aggregate of 729,869,101 shares of the Company’s common stock were outstanding and entitled to vote at the meeting, of which 378,480,523 are shares of Class A common stock, 95,350,227 are shares of Class B common stock and 256,038,351 are shares of Class C common stock.

Each share of Class A common stock and each share of Class B common stock is entitled to ten votes per share. Each share of Class C common stock is entitled to one vote per share.

The final voting results with respect to each proposal voted upon at the 2023 annual meeting are set forth below.

Proposal 1

The holders of the outstanding shares of all outstanding series of the Company’s common stock, voting together as a single class, elected to the Board of Directors of the Company each of the seven nominees for Group I director, and the holders of the Company’s outstanding Class C common stock, voting separately as a series, elected to the Board of Directors of the Company the nominee for Group IV director, each as specified in the proxy statement, based on the following numbers of votes:

Group I Director Nominee	For	Withheld	Broker Non-Votes
Michael S. Dell	4,845,082,172	70,962,386	44,421,125
David W. Dorman	4,856,130,096	59,914,462	44,421,125
Egon Durban	4,836,998,984	79,045,574	44,421,125
David Grain	4,913,468,267	2,576,291	44,421,125
William D. Green	4,910,765,903	5,278,655	44,421,125
Simon Patterson	4,904,279,505	11,765,053	44,421,125
Lynn Vojvodich Radakovich	4,913,746,212	2,298,346	44,421,125

Group IV Director Nominee	For	Withheld	Broker Non-Votes
Ellen J. Kullman	106,252,974	71,857,734	44,421,125
There were no abstentions with respect to this proposal.

Each nominee elected to the Board of Directors at the 2023 annual meeting as a Group I director or Group IV director was elected for a term commencing on the date of the 2023 annual meeting and ending on the earlier of the date on which the director’s successor is elected and qualified and the date of the director’s death, resignation, disqualification or removal.

Proposal 2

The holders of the outstanding shares of all outstanding series of the Company’s common stock, voting together as a single class, ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 2, 2024, based on the following numbers of votes:

For	Against	Abstentions
4,944,048,625	14,201,837	2,215,221

There were no broker non-votes with respect to this proposal.

Proposal 3

The holders of the outstanding shares of all outstanding series of the Company’s common stock, voting together as a single class, approved, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the 2023 proxy statement, based on the following numbers of votes:

For	Against	Abstentions	Broker Non-Votes
4,906,258,382	8,516,651	1,269,525	44,421,125

Proposal 4

The holders of the outstanding shares of all outstanding series of the Company’s common stock, voting together as a single class, designated, by an advisory vote, “every 1 year” as the frequency with which the Company should hold an advisory vote by stockholders to approve the compensation of the Company’s named executive officers, based on the following numbers of votes:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
4,911,304,045	174,650	3,722,166	843,697	44,421,125

Proposal 5

The holders of the outstanding shares of all outstanding series of the Company’s common stock, voting together as a single class, approved the Dell Technologies Inc. 2023 Stock Incentive Plan, based on the following number of votes:

For	Against	Abstentions	Broker Non-Votes
4,842,662,861	72,453,304	928,393	44,421,125

(d) In light of the stockholder vote at the 2023 annual meeting on Proposal 4 as reported above, and consistent with the recommendation of the Board of Directors to stockholders, the Company has determined that it will include an advisory vote in its proxy materials to approve the Company’s compensation of its named executive officers as disclosed in such proxy materials every 1 year until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The following are herewith filed as exhibits to this report:

Exhibit Number	Description
10.1	Dell Technologies Inc. 2023 Stock Incentive Plan
104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2023	Dell Technologies Inc.
	By:	/s/ Christopher A. Garcia
Christopher A. Garcia Senior Vice President and Assistant Secretary
(Duly Authorized Officer)
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